The Cook & Bynum Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (12.7%)
Conglomerates (12.7%)
Berkshire Hathaway, Inc. - Class B (1)	32,013	$7,422,855
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$7,422,855

FOREIGN COMMON STOCKS (75.5%)
Breweries (24.3%)
Anheuser-Busch InBev SA/NV - ADR	129,724	9,069,005
Union de Cervecerias Peruanas Backus y Johnston SAA (2)	927,803	5,164,428
		14,233,433
Retail - Convenience Stores (7.1%)
Fomento Economico Mexicano SAB de CV - ADR	54,513	4,130,450
Soft Drink Bottling and Distribution (30.1%)
Arca Continental SAB de CV	1,986,195	9,498,043
Corporacion Lindley SA (1) (2)	6,048,422	8,103,549
		17,601,592
Wired and Wireless Telecommunications Carriers (14.0%)
Liberty Latin America Ltd. - Class A (1)	81,841	910,890
Liberty Latin America Ltd. - Class C (1)	654,782	7,261,533
		8,172,423
TOTAL FOREIGN COMMON STOCKS
(Cost $48,926,293)		$44,137,898

FOREIGN PREFERRED STOCKS (11.6%)
Soft Drink Bottling and Distribution (11.6%)
Coca-Cola Embonor SA - Class B	5,301,259	6,794,789
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$6,794,789

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (0.1%)
Money Market Deposit Account (0.1%)
U.S. Bank Money Market Deposit Account, 0.500% (3)	$79,388	$79,388
TOTAL SHORT-TERM INVESTMENTS
(Cost $79,388)		$79,388
TOTAL INVESTMENTS (99.9%)
(Cost $61,466,552)		$58,434,930
TOTAL CASH INCLUDING FOREIGN CURRENCY (0.0%) (4)		9
TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)		53,407
NET ASSETS (100.0%)		$58,488,346

(1) Non-income producing security.
(2)
This security was deemed illiquid due to the inability to sell the entire position within 7 days, according to the Fund's liquidity guidelines. The total value of illiquid securities as of December 31, 2020 was $13,267,977 or 22.7% of net assets.

(3)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2020.

(4) Less than 0.05%

Common Abbreviations:
ADR - American Depositary Receipt
SA - Sociedad Anónima
SA/NV - Societe Anonyme/Naamloze Vennootschap
SAA - Sociedad Anonima Abierta
SAB de CV - Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

Valuation Measurements
Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investments in Securities at Value(1)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equities
Belgium	$9,069,005	$-	$-	$9,069,005
Bermuda	8,172,423	-	-	$8,172,423
Chile	6,794,789	-	-	$6,794,789
Mexico	13,628,493	-	-	$13,628,493
Peru	5,164,428	8,103,549	-	$13,267,977
United States	7,422,855	-	-	$7,422,855
Short-Term Investments	79,388	-	-	$79,388
Total Investments in Securities	$50,331,381	$8,103,549	$-	$58,434,930

(1) Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the period ended December 31, 2020. Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.